                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 13, 2003

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                                   23-1180120
   (State or other jurisdiction of                   (I.R.S. employer
   incorporation or organization)                  identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)
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ITEM 9 - Regulation FD Disclosure

On June 13, 2003, VF Corporation issued a press release setting forth a revised outlook of operating results for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

        99.1     Press release issued by VF Corporation on June 13, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 V.F. CORPORATION
                                 ----------------
                                         (Registrant)


                                 By:  /s/ Robert K. Shearer
                                     --------------------------
                                      Robert K. Shearer
                                      Vice President - Finance & Global
                                      Processes and Chief Financial Officer
                                      (Chief Financial Officer)

Date:  June 13, 2003

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION               SEQUENTIAL PAGE NUMBER
 99.1            Press release issued by                5
                 VF Corporation on
                 June 13, 2003

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